9. Membership Deposits and Accrued Benefits	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Membership Deposits And Accrued Benefits
Membership Deposits and Accrued Benefits

Membership deposits and accrued benefits consist of the following at:

	March 31, 2016	December 31, 2015
Beginning balance	$10,020	$–
VIP membership deposits	3,679,727	10,000
Accrued member benefits	129,501	20
Less: member conversions to GX-Coin	(459,262)	–
Ending balance	$3,359,986	$10,020

Newly enrolled members in our direct-selling program may elect to increase their status to one of four VIP levels by providing us a cash deposit which is refundable at the end of one year. The deposit accrues reward points at the rate of 0.001 point per day per dollar of deposit, which is equivalent to an effective annual rate of 36.5%. A member’s deposited funds, plus any accrued reward points, are redeemable for cash, additional Company products, or GX Coins. At December 31, 2015, one member had made a $10,000 VIP deposit.